Roundhill BIG Bank ETF
Schedule of Investments
March 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 19.9%
Banks — 19.9%
Bank of America Corp.	4,784	$136,822
Citigroup, Inc.	3,008	141,045
Goldman Sachs Group, Inc.	432	141,312
JPMorgan Chase & Co.	1,056	137,607
Morgan Stanley	1,584	139,075
Wells Fargo & Co.	3,536	132,176
		828,037
TOTAL COMMON STOCKS (Cost $802,981)		828,037

SHORT-TERM INVESTMENTS - 90.4%
Money Market Fund — 13.2%
First American Government Obligations Fund, Class X, 4.64% (a)	549,155	549,155
Total Money Market Fund (Cost $549,155)		549,155

U.S. Treasury Bills — 77.2%
4.63%, 06/15/2023 (b)(c)	3,240,000	3,209,604
Total U.S. Treasury Bills (Cost $3,209,600)		3,209,604
TOTAL SHORT-TERM INVESTMENTS (Cost $3,758,755)		3,758,759

TOTAL INVESTMENTS (Cost $4,561,736) — 110.3%		4,586,796
Other assets and liabilities, net — (10.3)%		(429,454)
NET ASSETS — 100.0%		$4,157,342

(a)	The rate shown is the seven day yield at period end.
(b)	The rate shown is the effective yield as of March 31, 2023.
(c)	Held as collateral for total return swaps.
Percentages are stated as a percent of net assets.

Percentage of Net Assets
COMMON STOCKS	19.9%
SHORT-TERM INVESTMENTS	90.4%
TOTAL INVESTMENTS	110.3%
Other assets and liabilities, net	-10.3%
NET ASSETS	100.0%

Roundhill BIG Bank ETF
Schedule of Total Return Swaps
March 31, 2023 (Unaudited)

Long Total Return Equity Swaps	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Upfront Premiums Paid/Received	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Bank of America Corp. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	February 4, 2024	$-	$528,355	$-
Citigroup, Inc. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	February 4, 2024	-	533,450	-
Goldman Sachs Group, Inc. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	February 4, 2024	-	555,432	-
JPMorgan Chase & Co. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	February 4, 2024	-	540,374	-
Morgan Stanley Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	February 4, 2024	-	542,903	-
Wells Fargo & Co. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	February 4, 2024	-	523,522	-
						$-	$3,224,036	$-

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$828,037	$-	$-	$828,037
Money Market Fund	549,155	-	-	549,155
U.S. Treasury Bills	-	3,209,604	-	3,209,604
Total Investments - Assets	$1,377,192	$3,209,604	$-	$4,586,796

Swap Contracts**
Long Total Return Equity Swap Contracts	$-	$-	$-	$-
Total Swap Contracts	$-	$-	$-	$-

* See the Schedule of Investments for industry classifications.
** Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.